NOTE 5 - TAXES ON INCOME	12 Months Ended
Dec. 31, 2024
Notes
NOTE 5 - TAXES ON INCOME

NOTE 5-TAXES ON INCOME

A.Taxation under Various Laws

(i)The Company is assessed under the provisions of the Israeli Income Tax Ordinance.

(ii)Income derived from sources other than the "Approved Enterprise" is taxable at the ordinary corporate tax rate of 23% (regular "Company Tax").

B.Reconciliation of Income Taxes

The following is a reconciliation of the taxes on income assuming that all income is taxed at the ordinary statutory corporate tax rate in Israel and the effective income tax rate:

	Year ended December 31,
	2024	2023	2022
Net profit (loss) as reported in the
statements of operations	78	62	15
Statutory tax rate	23.0%	23.0%	23.0%
Income Tax under statutory tax rate	17.9	14.3	3.4

Added to tax carried forward losses (less full valuation allowance)	(17.9)	(14.3)	(3.4)

Provision for income tax	-	-	-

NOTE 5-TAXES ON INCOME (Cont.)

C.Deferred Taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be realized. The effect of a change in tax rates or laws on deferred tax assets and liabilities is recognized in operations in the period that includes the enactment date of the rate change. A valuation allowance is established to reduce the deferred tax assets to the amounts that are more likely than not to be realized from operations.

Tax benefits of uncertain tax positions are recognized only if it is probable and can be reliably measured that the Company will be able to sustain a position taken on an income tax return. The Company has no tax assets or tax liability due to uncertain tax positions as of December 31, 2024, 2023, and 2022. Interest and penalties, if any, related to unrecognized tax benefits would be recognized as income tax expenses. The Company does not have any accrued interest or penalties associated with unrecognized tax benefits, nor was any significant interest expense recognized during 2024, 2023, and 2022.

Tax losses carried forward of the Company, as of December 31, 2022, was $198,978 (NIS 725,671), as of December 31, 2023, was $198,883 (NIS 725,325) and expected to be $198,794 (NIS 725,001) as of December 31, 2024. This loss is unlimited in duration and denominated in nominal NIS (the dollar balance translated according to the exchange rate at year end, and therefore fluctuates significantly through the periods).

D.Tax Assessments

The Company has not received final tax assessments for income tax purposes since incorporation. However, according to Israeli tax laws assessments are considered final until and including the year ended in 2019.